EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Harry A. Clarke





Subscribed and sworn to before me this 16th day of January, 1996 by Harry A. Clarke.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999


EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Harry D. Mattison





Subscribed and sworn to before me this 16th day of January, 1996 by Harry D. Mattison.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999


EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              E. R. Brooks





Subscribed and sworn to before me this 16th day of January, 1996 by E. R. Brooks.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999


EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Robert B. Taylor, Jr.





Subscribed and sworn to before me this 16th day of January, 1996 by Robert B. Taylor, Jr.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999



EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Paul K. Lackey, Jr.





Subscribed and sworn to before me this 16th day of January, 1996 by Paul K. Lackey, Jr.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999



EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 1996.


                              Paula Marshall-Chapman





Subscribed and sworn to before me this 26th day of January, 1996 by Paula Marshall-Chapman.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              William R. McKamey





Subscribed and sworn to before me this 16th day of January, 1996 by William R. McKamey.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999


EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Mary M. Polfer





Subscribed and sworn to before me this 16th day of January, 1996 by Mary M. Polfer.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999


EXHIBIT 24.10
                      POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints Robert L. Zemanek and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 16th day of January, 1996.


                              Waldo Zerger, Jr.





Subscribed and sworn to before me this 16th day of January, 1996 by Waldo Zerger, Jr.


                              Lina P. Holm
                              Notary Public


My Commission Expires:
January 28, 1999